EXHIBIT 99.1

[BUZZTIME LOGO]


                   NTN BUZZTIME, INC. ANNOUNCES FULL YEAR AND
                           FOURTH QUARTER 2005 RESULTS


     o    REVENUES INCREASED BY 18% IN Q4 2005 VERSUS Q4 2004

     o CASH INCREASED FOR THE SECOND CONSECUTIVE QUARTER, IMPROVING BY $1.0 MILLION IN Q4 2005

     o ACHIEVED SECOND CONSECUTIVE PROFITABLE QUARTER WITH NET INCOME OF $0.17 MILLION IN Q4 2005

     o    ITV NETWORK REACHED ALL-TIME HIGH OF 4,019 NORTH AMERICA SITES

     o COMPANY IS THE FIRST IN THE NATION TO LAUNCH MULTI-PLAYER GAME ROOMS ON CABLE TV

CARLSBAD, Calif., March 16 /PRNewswire-FirstCall/ -- NTN Buzztime, Inc. (Amex:
NTN), a leader in interactive communications and entertainment products for the home and for the hospitality industry, today announced results for the fourth quarter and year ended December 31, 2005.

RESULTS FOR THE FOURTH QUARTER ENDED DECEMBER 31, 2005

For the fourth quarter ended December 31, 2005, consolidated revenues increased 17.7% to $11.20 million, compared to revenues of $9.51 million for the fourth quarter of 2004. NTN reported consolidated net income of $174,000, or $0.00 per common share for the quarter, which was a $1.55 million improvement over the consolidated net loss of $1.38 million, or $(0.03) per common share in the fourth quarter of 2004. Consolidated net income of $174,000 represented the combination of net income of $634,000 from NTN Hospitality Technologies Division and net loss of $460,000 from Buzztime Entertainment, Inc., a wholly-owned subsidiary.

                                                                         CONSOLIDATED RESULTS
                                                               FOR THE THREE MONTHS ENDED DECEMBER 31,
Revenues by Segment:                                     2005             2004           Variance       Percent
-------------------                                      ----             ----           --------       -------
NTN iTV Network................................       $   8,275,000    $ 7,035,000      $ 1,240,000       17.6%
NTN Wireless...................................           1,450,000      1,206,000          244,000       20.2%
Software Solutions.............................           1,139,000      1,173,000          (34,000)     (2.9)%
                                                      -------------    -----------      ------------  ---------
   NTN Hospitality Technologies Division.......          10,864,000      9,414,000        1,450,000       15.4%
   Buzztime Entertainment......................             334,000         97,000          237,000      244.3%
                                                      -------------    -----------      -----------   ---------
      Consolidated Revenues....................       $  11,198,000    $ 9,511,000      $ 1,687,000       17.7%
                                                      =============    ===========      ===========   =========

                                                                          CONSOLIDATED RESULTS
                                                                FOR THE THREE MONTHS ENDED DECEMBER 31,
Income (Loss) by Segment:                                2005             2004           Variance       Percent
------------------------                                 ----             ----           --------       -------
NTN iTV Network................................       $     991,000    $   171,000      $   820,000      479.5%
NTN Wireless...................................              88,000        (52,000)         140,000        N/A
Software Solutions.............................            (445,000)      (495,000)          50,000       10.1%
                                                    ----------------   ------------     -----------   ---------
   NTN Hospitality Technologies Division.......             634,000       (376,000)       1,010,000        N/A
   Buzztime Entertainment......................            (460,000)    (1,003,000)         543,000       54.1%
                                                    ----------------   ------------     -----------   ---------
      Consolidated Net Income (Loss)...........       $     174,000    $(1,379,000)     $ 1,553,000        N/A
                                                    ===============    ============     ===========   =========

SUBSIDIARY OPERATING RESULTS

NTN Hospitality Technologies Division
-------------------------------------

Revenues for NTN Hospitality Technologies Division increased $1.45 million or 15.4% to $10.86 million for the fourth quarter of 2005, compared to revenues of $9.41 million for the same period of 2004. The revenue growth arose from all three segments in the division: NTN iTV Network both domestically and in Canada, NTN Wireless and Software Solutions.

The earnings and EBITDA of NTN Hospitality Technologies Division increased $1.01 million and $1.13 million, respectively, during the fourth quarter of 2005 over the fourth quarter 2004.

Within NTN Hospitality Technologies Division, net income of the NTN iTV Network segment increased 479.5% or $820,000, primarily as a result of increased customer base.

The NTN Wireless segment recorded a profit for the fourth quarter of 2005 resulting from a 20.2% increase in revenue over the same period in 2004.

Buzztime Entertainment, Inc.
----------------------------

Buzztime Entertainment reported revenue of $334,000 in the fourth quarter of 2005 compared to $97,000 in the fourth quarter of 2004, a $237,000 increase.

The net loss for Buzztime Entertainment was $460,000 in the fourth quarter of 2005, an improvement of $543,000 from the net loss of $1.0 million in the fourth quarter of 2004.

CONSOLIDATED RESULTS

NTN posted consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), a measurement not recognized under generally accepted accounting principles in the United States (GAAP), of $1.38 million in the fourth quarter of 2005 compared to negative EBITDA of $245,000 in the fourth quarter of 2004, an improvement of $1.63 million. NTN Hospitality Technologies Division posted EBITDA of $1.71 million in the fourth quarter of 2005 versus $587,000 in the fourth quarter of 2004.

A detailed schedule reconciling net income and loss, the nearest GAAP measure, to EBITDA is included in the supplemental tables below. EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring a company's operating performance. EBITDA should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for, or superior to, GAAP results. Non-GAAP financial information such as EBITDA, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare NTN's current results with results from other reporting periods and with the results of other companies.

RESULTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

Consolidated revenues increased 14.3% to $40.76 million in 2005, compared to revenues of $35.66 million in 2004. NTN reported a consolidated net loss of $2.02 million, or $(0.04) per common share for the 2005 period, which was a $2.96 million improvement over the net loss of $4.98 million, or $(0.09) per common share for the 2004 period. The consolidated net loss of $2.02 million represented the combination of net income of $592,000 from NTN Hospitality Technologies Division and net loss of $2.61 million from Buzztime Entertainment.

                                                                          CONSOLIDATED RESULTS
                                                                    FOR THE YEAR ENDED DECEMBER 31,
Revenues by Segment:                                     2005             2004           Variance       Percent
-------------------                                      ----             ----           --------       -------
NTN iTV Network................................       $  29,374,000  $  25,925,000    $   3,449,000       13.3%
NTN Wireless...................................           5,689,000      5,337,000          352,000        6.6%
Software Solutions.............................           4,321,000      4,034,000          287,000        7.1%
                                                      -------------  -------------    -------------   ---------
   Hospitality Technologies Division...........          39,384,000     35,296,000        4,088,000       11.6%
   Buzztime Entertainment......................           1,375,000        359,000        1,016,000      283.0%
                                                      -------------  -------------    -------------   ---------
      Consolidated Revenues....................       $  40,759,000  $  35,655,000    $   5,104,000       14.3%
                                                      =============  =============    =============   =========

                                                                          CONSOLIDATED RESULTS
                                                                    FOR THE YEAR ENDED DECEMBER 31,
Income (Loss) by Segment:                                2005             2004           Variance       Percent
------------------------                                 ----             ----           --------       -------
NTN iTV Network................................       $   1,810,000  $   1,122,000    $     688,000       61.3%
NTN Wireless...................................             455,000        (64,000)         519,000        N/A
Software Solutions.............................          (1,673,000)    (2,074,000)         401,000       19.3%
                                                      -------------- --------------   -------------   ---------
   Hospitality Technologies Division...........             592,000     (1,016,000)       1,608,000        N/A
   Buzztime Entertainment......................          (2,611,000)    (3,963,000)       1,352,000       34.1%
                                                      -------------- --------------   -------------   ---------
      Consolidated Net Income (Loss)...........       $  (2,019,000) $  (4,979,000)   $   2,960,000       59.4%
                                                      ============== ==============   =============   =========

SUBSIDIARY OPERATING RESULTS

NTN Hospitality Technologies Division
-------------------------------------

Revenues for NTN Hospitality Technologies Division increased $4.08 million, or 11.6%, to $39.38 million in 2005, compared to revenues of $35.30 million in 2004. The revenue growth arose from all three segments in the division: NTN iTV Network both domestically and in Canada, NTN Wireless and Software Solutions.

NTN iTV Network's net site growth of 359 sites in North America in 2005 was the strongest annual net site growth in 8 years. In 2005, the NTN Wireless segment posted revenue growth of 6.6%, while the Software Solutions segment posted revenue growth of 7.1%.

NTN Hospitality Technologies Division reported net income of $592,000 in 2005, an improvement of $1.61 million from a net loss of $1.02 million in 2004.

Buzztime Entertainment, Inc.
----------------------------

Buzztime Entertainment reported revenue of $1.38 million in 2005 compared to $359,000 in 2004. Net loss for Buzztime Entertainment was $2.61 million in 2005, an improvement of $1.35 million, or 34.1%, from the net loss of $3.96 million in 2004.

CONSOLIDATED RESULTS

NTN posted consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), a measurement not recognized under generally accepted accounting principles in the United States (GAAP), of $2.29 million in 2005 compared to negative EBITDA of $898,000 in 2004, an improvement of $3.19 million. NTN Hospitality Technologies Division posted EBITDA of $4.32 million in 2005 versus $2.50 million in 2004.

A detailed schedule reconciling net income and loss, the nearest GAAP measure, to EBITDA is included in the supplemental tables below. EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring a company's operating performance. EBITDA should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for, or superior to, GAAP results. Non-GAAP financial information such as EBITDA, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare NTN's current results with results from other reporting periods and with the results of other companies.

Subsequent Events

"I am very encouraged by our second consecutive quarter of net income and the resulting generation of cash," said Stanley B. Kinsey, Chairman and Chief Executive Officer of NTN Buzztime, Inc. "These results reflect the continued enthusiasm in the marketplace for our iTV entertainment offerings which has translated into an all time high of 4,019 North American sites, as well as positive movement in other segments. In the second half of 2005 we generated $420,000 of net income, which was an improvement of $2.8 million over the net loss generated in the first six months of the year. This primarily reflects the $2.5 million growth in revenue and a slight reduction in operating costs in the second half of the year."

"Our United Kingdom expansion continues to grow nicely in 2006 as we have sold 8 additional sites in January and an additional 18 sites in February. Also, in the first quarter of 2006, we launched the United States first multiplayer Texas Hold'em and Billiards games to Cable iTV subscribers."

NTN is in the final stages of document compilation and review and expects to file Form 10-K no later than March 31, 2006.

Conference Call

Management will review these results today at 4:30 p.m. EST. The call is open to the public. Investors may access the teleconference call by dialing (800) 540-0559 approximately 15 minutes prior to the starting time and ask to be connected to the NTN Buzztime Earnings Conference Call. International callers please dial (785) 832-2041. This call is being simultaneously webcast and can be accessed at NTN's web site at www.ntnbuzztime.com.

A replay of the conference call will be available beginning on March 16, following the conclusion of the call, through April 12, 2006 at 11:59 p.m. EST. Please dial (888) 567-0671. International callers please dial (402) 530-0413.

An archive of the webcast will also be available on the Company's Web site at www.ntnbuzztime.com.

About NTN Buzztime, Inc.

Based in Carlsbad, CA, NTN Buzztime, Inc. is the parent corporation of NTN Hospitality Technologies(TM) Division and Buzztime Entertainment, Inc., a wholly-owned subsidiary. NTN Hospitality Technologies Division, which focuses on the out-of-home hospitality industries, is comprised of the NTN interactive Television (iTV) Network, NTN Wireless Communications, Inc., and NTN Software Solutions, Inc. Buzztime Entertainment, Inc. produces Buzztime(R) Trivia Channel, the play-along games channel, live sports prediction games such as QB1(R) and many other games that allow one or many players to participate. In addition to the NTN iTV Network, Buzztime's games are available on cable TV, satellite TV, mobile phones and plug-n-play home versions. For more information, please visit our website at www.ntnbuzztime.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WHICH REFLECT MANAGEMENT'S CURRENT VIEWS OF FUTURE EVENTS AND OPERATIONS INCLUDING BUT NOT LIMITED TO TRENDS IN SUBSCRIBER PREFERENCE AND ENGAGEMENT AND RESULTS OF MARKETING STRATEGIES. THESE STATEMENTS ARE ALL BASED ON CURRENT EXPECTATIONS AND ASSUMPTIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THESE RISKS AND UNCERTAINTIES INCLUDE THE RISK OF CHANGING ECONOMIC CONDITIONS, FAILURE OF PRODUCT DEMAND OR MARKET ACCEPTANCE OF BOTH EXISTING AND NEW PRODUCTS AND SERVICES AND THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING. PLEASE SEE NTN BUZZTIME, INC.'S RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR INFORMATION ABOUT THESE AND OTHER RISKS THAT MAY AFFECT THE COMPANY. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS RELEASE ARE BASED ON INFORMATION AVAILABLE TO US ON THE DATE HEREOF. THESE STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF, AND NTN BUZZTIME, INC. DOES NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY OF ITS FORWARD-LOOKING STATEMENTS, EVEN IF EXPERIENCE OR FUTURE CHANGES SHOW THAT THE INDICATED RESULTS OR EVENTS WILL NOT BE REALIZED.

For additional free information on NTN Buzztime, Inc., please call toll-free 1-800-PRO-INFO and enter ticker symbol NTN.

     CONTACT:
     Andy Wrobel
     Chief Financial Officer
     NTN Buzztime, Inc.
     (760) 930-1177
     Andy.Wrobel@ntnbuzztime.com


NOTE TO ANALYSTS AND EDITORS:  PLEASE SEE ATTACHED TABLES.

                                           NTN BUZZTIME, INC. AND SUBSIDIARIES

                                          CONSOLIDATED STATEMENTS OF OPERATIONS


                                                            THREE MONTHS ENDED                      YEAR ENDED
                                                                DECEMBER 31                         DECEMBER 31
                                                           2005             2004              2005              2004
                                                       ------------      ------------      ------------      ------------
Revenues:
  NTN Hospitality Technologies Division ..........     $ 10,864,000      $  9,416,000      $ 39,384,000      $ 35,296,000
  Buzztime Entertainment .........................          334,000            95,000         1,375,000           359,000
                                                       ------------      ------------      ------------      ------------
          Total revenues .........................       11,198,000         9,511,000        40,759,000        35,655,000
                                                       ------------      ------------      ------------      ------------

Operating expenses:
  Direct operating costs of services .............        3,696,000         3,564,000        13,803,000        12,732,000
  Selling, general and administrative ............        6,331,000         6,515,000        25,992,000        24,836,000
  Litigation, legal and professional fees ........          578,000           291,000         1,415,000         1,641,000
  Stock based compensation .......................           51,000           140,000           290,000           293,000
  Depreciation and amortization ..................          222,000           234,000           854,000           880,000
  Research and development .......................           53,000            73,000           248,000           329,000
                                                       ------------      ------------      ------------      ------------
          Total operating expenses ...............       10,931,000        10,817,000        42,602,000        40,711,000
                                                       ------------      ------------      ------------      ------------

Operating income / (loss) ........................          267,000        (1,306,000)       (1,843,000)       (5,056,000)

Other income (expense):
  Interest income ................................           24,000            32,000            95,000            98,000
  Interest expense ...............................          (57,000)          (56,000)         (185,000)         (152,000)
  Other ..........................................               --                --                --           225,000
                                                       ------------      ------------      ------------      ------------
          Total other income (expense) ...........          (33,000)          (24,000)          (90,000)          171,000
                                                       ------------      ------------      ------------      ------------

   Loss before income taxes ......................          234,000        (1,330,000)       (1,933,000)       (4,885,000)

Provision for income taxes .......................          (60,000)          (49,000)          (86,000)          (94,000)
                                                       ------------      ------------      ------------      ------------

Net income / (loss) ..............................     $    174,000      $ (1,379,000)     $ (2,019,000)     $ (4,979,000)
                                                       ============      ============      ============      ============

Net loss per common share - basic ................     $         --      $      (0.03)     $      (0.04)     $      (0.09)
Weighted average shares outstanding -- basic .....       53,769,000        52,941,000        53,501,000        52,599,000

Net loss per common share - diluted ..............     $         --      $      (0.03)     $      (0.04)     $      (0.09)
Weighted average shares outstanding - diluted ....       60,819,000        52,941,000        53,501,000        52,599,000

EBITDA Reconciliation:
Net income / (loss) ..............................     $    174,000      $ (1,379,000)     $ (2,019,000)     $ (4,979,000)
Add back:
  Interest expense, net ..........................           33,000            24,000            90,000            54,000
  Provision for income taxes .....................           60,000            49,000            86,000            94,000
  Depreciation and amortization ..................        1,117,000         1,061,000         4,135,000         3,933,000
                                                       ------------      ------------      ------------      ------------
EBITDA ...........................................     $  1,384,000      $   (245,000)     $  2,292,000      $   (898,000)
                                                       ============      ============      ============      ============

EBITDA (earnings before interest, taxes, depreciation and amortization) is not intended to represent a measure of performance in accordance with generally accepted accounting principles (GAAP). EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring the Company's operating performance.

                                        NTN BUZZTIME, INC. AND SUBSIDIARIES

                                        STATEMENTS OF OPERATIONS BY BUSINESS


                                                            FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
                                                            --------------------------------------------

                                                  NTN HOSPITALITY
                                                    TECHNOLOGIES               BUZZTIME                 TOTAL
                                                      DIVISION              ENTERTAINMENT
Revenues.................................         $    10,864,000         $        334,000         $    11,198,000
Operating expenses.......................              10,273,000                  658,000              10,931,000
                                                  ---------------         ----------------         ---------------
Operating income (loss)..................                 591,000                 (324,000)                267,000
Other income (expense)...................                 103,000                 (136,000)                (33,000)
                                                  ---------------         -----------------        ----------------
Income (loss) before income tax..........                 694,000                 (460,000)                234,000

Provision for income taxes...............                 (60,000)                     ---                 (60,000)
                                                  ----------------        ----------------         ----------------
Net income (loss)........................         $       634,000         $       (460,000)        $       174,000
                                                  ===============         =================        ===============

EBITDA Reconciliation:
Net income / (loss)......................         $       634,000         $       (460,000)        $       174,000
Add back:
  Interest expense, net..................                  32,000                    1,000                  33,000
  Provision for income taxes.............                  60,000                      ---                  60,000
  Depreciation and amortization..........                 987,000                  130,000               1,117,000
                                                  ---------------         ----------------         ---------------
EBITDA...................................         $     1,713,000         $       (329,000)        $     1,384,000
                                                  ===============         =================        ===============


                                                           FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
                                                           --------------------------------------------

                                                  NTN HOSPITALITY
                                                    TECHNOLOGIES               BUZZTIME                 TOTAL
                                                      DIVISION              ENTERTAINMENT

Revenues.................................         $     9,414,000         $         97,000         $     9,511,000
Operating expenses.......................               9,721,000                1,096,000              10,817,000
                                                  ---------------         ----------------         ---------------
Operating income (loss)..................                (307,000)                (999,000)             (1,306,000)
Other income (expense)...................                 (20,000)                  (4,000)                (24,000)
                                                  ---------------         ----------------         ---------------
Income (loss) before income tax..........                (327,000)              (1,003,000)             (1,330,000)

Provision for income taxes...............                 (49,000)                     ---                 (49,000)
                                                  ---------------         ----------------         ---------------
Net income (loss)........................         $      (376,000)        $     (1,003,000)        $    (1,379,000)
                                                  ===============         ================         ===============

EBITDA Reconciliation:
Net income / (loss)......................         $      (376,000)        $     (1,003,000)        $    (1,379,000)
Add back:
  Interest expense, net..................                  20,000                    4,000                  24,000
  Provision for income taxes.............                  49,000                      ---                  49,000
  Depreciation and amortization..........                 894,000                  167,000               1,061,000
                                                  ---------------         ----------------         ---------------
EBITDA...................................         $       587,000         $       (832,000)        $      (245,000)
                                                  ===============         ================         ===============


EBITDA (earnings before interest, taxes, depreciation and amortization) is not intended to represent a measure of performance in accordance with generally accepted accounting principles (GAAP). EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring the Company's operating performance.




                                        NTN BUZZTIME, INC. AND SUBSIDIARIES

                                        STATEMENTS OF OPERATIONS BY BUSINESS


                                                               FOR THE YEAR ENDED DECEMBER 31, 2005
                                                               ------------------------------------

                                                  NTN HOSPITALITY
                                                    TECHNOLOGIES               BUZZTIME                 TOTAL
                                                      DIVISION              ENTERTAINMENT

Revenues.................................         $    39,384,000         $      1,375,000         $    40,759,000
Operating expenses.......................              38,622,000                3,980,000              42,602,000
                                                  ---------------         ----------------         ---------------
Operating income (loss)..................                 762,000               (2,605,000)             (1,843,000)
Other income (expense)...................                 (84,000)                  (6,000)                (90,000)
                                                  ----------------        -----------------        ----------------
Income (loss) before income tax..........                 678,000               (2,611,000)             (1,933,000)

Provision for income taxes...............                 (86,000)                     ---                 (86,000)
                                                  ----------------        ----------------         ----------------
Net income (loss)........................         $       592,000         $     (2,611,000)        $    (2,019,000)
                                                  ===============         =================        ================

EBITDA Reconciliation:
Net income / (loss)......................         $       592,000         $     (2,611,000)        $    (2,019,000)
Add back:
  Interest expense, net..................                  84,000                    6,000                  90,000
  Provision for income taxes.............                  86,000                      ---                  86,000
  Depreciation and amortization..........               3,560,000                  575,000               4,135,000
                                                  ---------------         ----------------         ---------------
EBITDA...................................         $     4,322,000         $     (2,030,000)        $     2,292,000
                                                  ===============         =================        ===============


                                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                               ------------------------------------

                                                  NTN HOSPITALITY
                                                    TECHNOLOGIES               BUZZTIME                 TOTAL
                                                      DIVISION              ENTERTAINMENT

Revenues.................................         $    35,296,000         $        359,000         $    35,655,000
Operating expenses.......................              36,393,000                4,318,000              40,711,000
                                                  ---------------         ----------------         ---------------
Operating income (loss)..................              (1,097,000)              (3,959,000)             (5,056,000)
Other income (expense)...................                 175,000                   (4,000)                171,000
                                                  ---------------         -----------------        ---------------
Income (loss) before income tax..........                (922,000)              (3,963,000)             (4,885,000)

Provision for income taxes...............                 (94,000)                     ---                 (94,000)
                                                  ----------------        ----------------         ----------------
Net income (loss)........................         $    (1,016,000)        $     (3,963,000)        $    (4,979,000)
                                                  ================        =================        ================

EBITDA Reconciliation:
Net income / (loss)......................         $    (1,016,000)        $     (3,963,000)        $    (4,979,000)
Add back:
  Interest expense, net..................                  50,000                    4,000                  54,000
  Provision for income taxes.............                  94,000                      ---                  94,000
  Depreciation and amortization..........               3,373,000                  560,000               3,933,000
                                                  ---------------         ----------------         ---------------
EBITDA...................................         $     2,501,000         $     (3,399,000)        $      (898,000)
                                                  ===============         =================        ================


EBITDA (earnings before interest, taxes, depreciation and amortization) is not intended to represent a measure of performance in accordance with generally accepted accounting principles (GAAP). EBITDA is included herein because management believes that certain investors find it to be a useful tool for measuring the Company's operating performance.

                                          NTN BUZZTIME, INC. AND SUBSIDIARIES

                                              CONSOLIDATED BALANCE SHEETS
                                               DECEMBER 31, 2005 AND 2004


                                                                                        2005                  2004
                                                                                  ----------------     ----------------
ASSETS
Current Assets:
  Cash and cash equivalents...............................................        $      5,982,000     $      6,710,000
  Restricted cash.........................................................                  69,000               66,000
  Accounts receivable, net of allowance for doubtful accounts
    of $563,000 in 2005 and $762,000 in 2004..............................               3,630,000            3,405,000
  Inventory...............................................................                 371,000              399,000
  Investments available-for-sale..........................................                 258,000              304,000
  Deposits on broadcast equipment.........................................                 799,000              534,000
  Deferred costs..........................................................               1,118,000              960,000
  Prepaid expenses and other current assets...............................                 955,000            1,128,000
                                                                                  ----------------     ----------------
         Total current assets.............................................              13,182,000           13,506,000
Broadcast equipment and fixed assets, net.................................               8,085,000            6,451,000
Software development costs, net of accumulated amortization
  of $1,170,000 in 2005 and $993,000 in 2004..............................                 706,000              763,000
Deferred costs............................................................               1,256,000              922,000
Goodwill..................................................................               3,658,000            3,658,000
Intangible assets, net....................................................               2,946,000            4,011,000
Other assets..............................................................                 185,000               77,000
                                                                                  ----------------     ----------------
         Total assets.....................................................        $     30,018,000     $     29,388,000
                                                                                  ================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable........................................................        $        725,000     $      1,590,000
  Accrued expenses........................................................               1,959,000            1,125,000
  Sales tax payable.......................................................                 714,000              465,000
  Accrued salaries........................................................                 483,000              447,000
  Accrued vacation........................................................                 619,000              635,000
  Income taxes payable....................................................                 147,000               93,000
  Obligations under capital leases - current portion......................                 436,000              148,000
  Equipment note payable..................................................                     ---              620,000
  Revolving line of credit................................................                 700,000                  ---
  Deferred revenue........................................................               2,024,000            1,448,000
  Deferred revenue-Buzztime...............................................                 632,000              291,000
                                                                                  ----------------     ----------------
         Total current liabilities........................................               8,439,000            6,862,000
Obligations under capital leases, excluding current portion...............                 366,000              123,000
Deferred revenue..........................................................                 321,000              368,000
                                                                                  ----------------     ----------------
         Total liabilities................................................               9,126,000            7,353,000
                                                                                  ----------------     ----------------
Commitments and contingencies
Shareholders' equity:
  Series A 10% cumulative convertible preferred stock, $.005 par value,
    $161,000 liquidation preference, 5,000,000 shares authorized; 161,000 shares issued and outstanding at December 31, 2005 and
    December 31, 2004.....................................................                   1,000                1,000
  Common stock, $.005 par value, 84,000,000 shares
    authorized; 53,877,000 and 53,026,000 shares issued and
    outstanding at December 31, 2005 and December 31, 2004,
    respectively..........................................................                 268,000              264,000
  Additional paid-in capital..............................................             109,860,000          109,008,000
  Accumulated deficit.....................................................             (88,788,000)         (86,769,000)
  Accumulated other comprehensive loss....................................                (449,000)            (469,000)
                                                                                  -----------------    -----------------
         Total shareholders' equity.......................................              20,892,000           22,035,000
                                                                                  ----------------     ----------------
         Total liabilities and shareholders' equity.......................        $     30,018,000     $     29,388,000
                                                                                  ================     ================
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